New and Revised Accounting Standards	12 Months Ended
Dec. 31, 2018
New and Revised Accounting Standards Adopted [Abstract]
Disclosure of changes in accounting policies, accounting estimates and errors [text block]
4.	New and Revised Accounting Standards

New accounting standard not yet effective

A new standard has been issued and is relevant to the Corporation but is not yet effective and therefore not reflected in these consolidated financial statements:

IFRS 16 relates to accounting for leases and lease obligations. It replaces the existing lease guidance in IAS 17, Leases. The purpose of the new standard is to report all leases on the statement of financial position and to define how leases and lease obligations are measured. IFRS 16 is effective from January 1, 2019 and must be applied retrospectively, subject to certain practical expedients, using either a full retrospective approach or modified retrospective approach.

The Corporation is currently involved in various lease obligations as part of its normal course of business. IFRS 16 applies a control model to the identification of leases, distinguishing between a lease and a service contract on the basis of whether the customer controls the asset being leased. For those assets determined to meet the definition of a lease, IFRS 16 introduces significant changes to the accounting by lessees. All leases will be recorded on the statement of financial position, except short-term leases and low-value leases. This is expected to result in a material increase in both rights of use assets and lease liabilities upon adoption of the standard, and changes to the timing of recognition and classification of expenses associated to such lease arrangements. The Corporation anticipates an increase in cash flow from operating activities as lease payments will be recorded as financing outflows in the statement of cash flows. The Corporation also anticipates an increase in depreciation and finance expenses and a decrease in operating expenses.

The Corporation plans to adopt the modified retrospective approach and not restate balances for the comparative period. On initial adoption, the Corporation has elected to use the following practical expedients permitted under the standard:

●	Apply a single discount rate to a portfolio of leases with similar characteristics;

●	Account for leases with a remaining term of less than twelve (12) months as at January 1, 2019 as short-term leases; and

●	Account for lease payments as an expense and not recognize a right-of-use (“ROU”) asset if the underlying asset is of low dollar value.

On adoption of IFRS 16, the Corporation will recognize lease liabilities in relation to leases under the principles of the new standard measured at the present value of the remaining lease payments, discounted using the interest rate implicit in the lease or the Corporation’s incremental borrowing rate as at January 1, 2019. The associated ROU assets will be measured at the amount equal to the lease liability on January 1, 2019. The Corporation has completed its review of all existing operating leases and service contracts to identify contracts in scope for IFRS 16 and assessed contracts for embedded leases. Adoption of the new standard is expected to result in the recognition of additional lease liabilities and ROU assets of approximately $1,000,000 each.

There are no other IFRS’s or International Financial Reporting Interpretations Committee (“IFRIC”) interpretations that are not yet effective that are expected to have a material impact on the Corporation.